EXHIBIT 99.3

Description of Transaction

On February 11, 2019, we entered into a share exchange agreement, or the Share Exchange Agreement, with by and among us, Lovego Holdings Limited, a corporation organized under the laws of the Cayman Islands (“Lovego Holdings”), Lovego Hong Kong Limited, a Hong Kong corporation, Shanghai Lepan Business Information Consulting Co., Ltd., a corporation organized under the laws of the Peoples Republic of China (“PRC”), Shenzhen Qianhai Lefu E-Commerce Co., Ltd., a PRC corporation and Shanghai Lefu E-Commerce Co., Ltd., a PRC corporation and the shareholders of Lovego Holdings (the “Shareholders”). Pursuant to the Share Exchange Agreement, the Shareholders transferred all of the shares of the capital stock of Lovego Holdings held by them, constituting all of the issued and outstanding stock of Lovego Holdings, in exchange for 710,666,640 newly issued shares of our Common Stock, par value $.0001 per share, that constituted approximately 71% of our issued and outstanding capital stock on a fully-diluted basis as of and immediately after the consummation of the transactions contemplated by the Share Exchange Agreement.

Accounting for the Merger

The merger will be accounted for, in accordance with U.S. GAAP, as a “reverse merger” and recapitalization at the date of the consummation of the transaction since the stockholders of Lovego Holidngs Limited will own at least 50.1% of the outstanding common stock of Love International Group, Inc. immediately following the completion of the merger, Lovego Holidngs Limited will have its current officers assuming all corporate and day-to-day management offices of Love International Group, Inc, including chief executive officer and chief financial officer, and board members appointed by Lovego Holidngs Limited will constitute a majority of the board of the Successor after the Business Combination. Accordingly, Lovego Holidngs Limited will be deemed to be the accounting acquirer in the transaction and, consequently, the transaction is treated as a recapitalization of Lovego Holidngs Limited. Accordingly, the assets and liabilities and the historical operations that will be reflected in the Love International Group, Inc financial statements after consummation of the merger will be those of Lovego Holidngs Limited and will be recorded at the historical cost basis of Lovego Holidngs Limited. Love International Group, Inc’s assets, liabilities and results of operations will be consolidated with the assets, liabilities and results of operations of Lovego Holidngs Limited upon consummation of the merger.

Basis of Pro Forma Presentation

The historical financial information has been adjusted to give pro forma effect to events that are related and/or directly attributable to the Business Combination, are factually supportable and are expected to have a continuing impact on the results of the Successor. The adjustments presented on the unaudited pro forma condensed combined financial statements have been identified and presented to provide relevant information necessary for an accurate understanding of the combined company upon consummation of the Business Combination.

The unaudited pro forma condensed combined financial information is for illustrative purposes only. The financial results may have been different had the companies always been combined. You should not rely on the unaudited pro forma condensed combined financial information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined company will experience. Love International Group Inc. and Lovego Holdings Limited and Subsidiaries have not had any historical relationship prior to the Business Combination. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.

As a result of the Business Combination, Lovego Holdings Limited stockholders will own approximately 71% of the Successor’s Common Stock to be outstanding immediately after the Business Combination, Love International’s shareholders will own approximately 29% of Successor’s Common Stock Stock to be outstanding immediately after the Business Combination. (not giving effect to any shares issuable to them upon exercise of warrants).

Included in the shares outstanding and weighted average shares outstanding as presented in the pro forma condensed combined financial statements are 710,666,640 shares of Common Stock to be issued to Lovego Holdings Limited’s stockholders.

The following unaudited pro forma condensed combined balance sheet as of September 30, 2018 combines the unaudited historical consolidated balance sheet of Love International Group Inc. as of September 30, 2018 with the unaudited historical condensed consolidated balance sheet of Lovego Holdings Limited as of September 30, 2018, giving effect to the Business Combination as if it had been consummated as of that date.

The following unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2018 combines the unaudited historical condensed consolidated statement of operations of Love International Group Inc. for the nine months ended September 30, 2018 with the unaudited historical condensed consolidated statement of operations of Lovego Holdings Limited for the nine months ended September 30, 2018, giving effect to the Business Combination as if it had occurred as of the beginning of the earliest period presented.

The following unaudited pro forma condensed combined income statement for year ended December 31, 2017 combines the audited historical consolidated statement of income of Love International Group Inc. for year ended December 31, 2017 with the audited historical consolidated statement of operations of Lovego Holdings Limited for year ended December 31, 2017, giving effect to the Business Combination as if it had occurred as of the beginning of the earliest period presented.

The historical information of Lovego Holdings Limited was derived from the unaudited consolidated financial statements for the nine months ended September 30, 2018 are included as Exhibit 99.2 to this Form 8-K. The audited consolidated financial statements of Lovego Holdings Limited for the year ended December 31, 2017 and 2016 are included as Exhibit 99.1 to this Form 8-K. The historical information of Love International Group Inc. was derived from the unaudited condensed consolidated financial statements for the nine months ended September 30, 2018 and for the audited consolidated financial statements for the year ended December 31, 2017 are included in the quarterly report on Form 10-Q filed with the Securities and Exchange Commission on November 13, 2018 and the annual report on Form 10-K filed with the Securities Exchange Commission on April 3, 2018.

LOVE INTERNATIONAL GROUP, INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2018
(UNAUDITED)

	LOVE INTERNATIONAL GROUP, INC.	LOVEGO HOLDINGS LIMITED AND SUBSIDIARIES	PRO FORMA ADJUSTMENTS	PRO FORMA TOTAL

ASSETS

Current Assets
Cash and cash equivalents	$-	$215,523		$215,523
Advances to supplier	-	528,407		528,407
Inventories	-	368,349		368,349
Other receivable	3,300	267,955		271,255
Total Current Assets	3,300	1,380,234		1,383,534

Accumulated Depreciation Property and equipment, net		708,798		708,798
Software Other assets	-	-		-
Total Assets	$3,300	$2,089,032		$2,092,332

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Accounts Payable	$1,400	$898,396		$899,796
Other payable - reward point	-	161,118		161,118
Advances from customers	-	3,136,704		3,136,704
Accrued payroll	-	202,812		202,812
Taxes payable	-	108,494		108,494
Other payable	-	64,136		64,136
Due to related party	167,466	-		167,466
Short term loan from a related party	-	733,914		733,914
Total Current Liabilities	168,866	5,305,574		5,474,440

Long Term Loan	-	1,478,955		1,478,955
Long Term Loan From A Related Party	-	2,543,632		2,543,632

Total Liabilities	168,866	9,328,161		9,497,027

Stockholders' Equity
Common stock, $0.0001 par value, 1,000,000,000 shares authorized, 1,000,000,000 shares issued and outstanding	28,933	-	71,067	100,000
Additional paid in capital	33,383	-	4,250,412	4,283,795
Member's capital	-	4,549,361	(4,549,361)	-
Accumulated deficit	(227,882)	(11,982,248)	227,882	(11,982,248)
Accumulated other comprehensive loss	-	193,758		193,758
Total stockholders' deficit	(165,566)	(7,239,129)		(7,404,695)
Total Liabilities and Stockholders' Deficit	$3,300	$2,089,032		$2,092,332

Adjustments reflect the recapitalization of Lovego Holdings Limited through the contribution of all the share capital in Lovego Holdings Limited to Love International Group Inc., and the issuance of 710,666,640 shares of Common Stock to existing Lovego Holdings Limited and the elimination of the historical accumulated deficit of Love International Group, Inc.

LOVE INTERNATIONAL GROUP, INC.
CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2018
(UNAUDITED)

	LOVE INTERNATIONAL GROUP, INC.	LOVEGO HOLDINGS LIMITED AND SUBSIDIARIES	PRO FORMA ADJUSTMENTS	PRO FORMA TOTAL

Revenue
E-commerce Sales	$-	$881,171		$881,171
Operation Royalties	-	2,070,640		2,070,640
Total Revenue	-	2,951,811		2,951,811

Cost of Revenues
E-commerce Sales	-	945,790		945,790
Operation Royalties	-	37,487		37,487
Total Cost of Revenues	-	983,277		983,277

Gross Profit	-	1,968,534		1,968,534

Operating Expenses
Selling expenses	-	728,102		728,102
General and administrative expenses	40,744	3,999,497		4,040,241
Total operating expenses	40,744	4,727,599		4,768,343

Operating Loss	(40,744)	(2,759,065)		(2,799,809)

Other Income (Expense):
Investment income	-	-		-
Interest expense, net	-	(110,386)		(110,386)
Other income	-	42,974		42,974
Other expense	-	(186,865)		(186,865)
Other Income/Expense	-	(254,277)		(254,277)

Loss before income taxes	(40,744)	(3,013,342)		(3,054,086)

Income Tax Expense	-	-

Net loss	$(40,744)	$(3,013,342)		$(3,054,086)

Other Comprehensive Income (loss)
Foreign currency translation gain (loss)		399,753		399,753
Total Comprehensive Loss	$(40,744)	$(2,613,589)		$(3,654,333)

Loss per share - basic and diluted	$(0.00)			$0.00

Weighted average shares-
basic and diluted	289,333,360			1,000,000,000

LOVE INTERNATIONAL GROUP, INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF DECEMBER 31, 2017
(UNAUDITED)

	LOVE INTERNATIONAL GROUP, INC.	LOVEGO HOLDINGS LIMITED AND SUBSIDIARIES	PRO FORMA ADJUSTMENTS	PRO FORMA TOTAL

ASSETS

Current Assets
Cash and cash equivalents	$-	$1,066,250		$1,066,250
Advances to supplier	-	415,535		415,535
Inventories	-	384,006		384,006
Other receivable	20,000	448,120		468120
Total Current Assets	20,000	2,313,911		2,333,911

Accumulated Depreciation Property and equipment, net		859,319		859,319
Software Other assets	-	2,917		2,917
Total Assets	$20,000	$3,176,147		$3,196,147

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Accounts Payable	$7661	$805,950		$813,611
Other payable - reward point	-	640,052		640,052
Advances from customers	-	5,704,507		5,704,507
Accrued payroll	-	312,049		312,049
Taxes payable	-	263,467		263,467
Other payable	-	75,662		75,662
Due to related party	137,161	-		137,161
Total Current Liabilities	144,822	7,801,687		7,946,509

Total Liabilities	144,822	7,801,687		7,946,509

Stockholders' Equity
Common stock, $0.0001 par value, 1,000,000,000 shares authorized, 1,000,000,000 shares issued and outstanding, respectively	28,933	-	71,067	100,000
Additional paid in capital	33,383	-	4,291,156	4,324,539
Share capital	-	4,549,361	(4,549,361)	-
Retained earnings	(187,138)	(8,968,906)	187,138	(8,968,906)
Accumulated other comprehensive loss	-	(205,995)		(205,995)
Total stockholders' deficit	(124,822)	(4,625,540)		(4,750,362)
Total Liabilities and Stockholders' Deficit	$20,000	$3,176,147		$3,196,147

Adjustments reflect the recapitalization of Lovego Holdings Limited through the contribution of all the share capital in Lovego Holdings Limited to Love International Group Inc., and the issuance of 710,666,640 shares of Common Stock to existing Lovego Holdings Limited and the elimination of the historical accumulated deficit of Love International Group, Inc.

LOVE INTERNATIONAL GROUP, INC.
CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2017
(UNAUDITED)

	LOVE INTERNATIONAL GROUP, INC.	LOVEGO HOLDINGS LIMITED AND SUBSIDIARIES	PRO FORMA ADJUSTMENTS	PRO FORMA TOTAL

Revenue
E-commerce Sales	$-	$1,780,934		$1,780,934
Operation Royalties	-	2,763,254		2,763,254
Total Revenue		4,544,188		4,544,188

Cost of Revenues
E-commerce Sales	-	1,888,256		1,888,256
Operation Royalties	-	652,417		652,417
Total Cost of Revenues		2,540,673		2,540,673
	-
Gross Profit	-	2,003,515		2,003,515

Operating Expenses
Selling expenses		2,981,324		2,981,324
General and administrative expenses	44,655	4,913,096		4,957,751
Total operating expenses	44,655	7,894,420		7,939,075

Operating Loss	(44,655)	(5,890,905)		(5,935,560)

Other Income (Expense):
Interest income	-	1,338		1,338
Interest expense	-	(122,502)		(122,502)
Other income	-	25,066		25,066
Other expense	-	(476,074)		(476,074)
Other Income/(Expense)	-	(572,172)		(572,172)

Loss before income taxes	(44,655)	(6,463,077)		(6,507,732)

Income Tax Expense

Net loss	$(44,655)	$(6,463,077)		$(6,507,732)

Other Comprehensive Income (loss)
Foreign currency translation gain (loss)	-	(315,352)		(315,352)
Total Comprehensive Loss	$(44,655)	$(6,778,429)		$(6,823,084)

Loss per share - basic and diluted	$0.00			$(0.00)

Weighted average shares-
basic and diluted	289,333,360			1,000,000,000